Exhibit 10.2

EXECUTION

FIRST AMENDMENT TO SECOND AMENDED

AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “First Amendment”), dated as of September 9, 2014, is entered into by and among SANCHEZ ENERGY CORPORATION, a Delaware corporation (“Borrower”), each of SEP HOLDINGS III, LLC, a Delaware limited liability company (“SEP”), SN MARQUIS LLC, a Delaware limited liability company (“SN Marquis”), SN COTULLA ASSETS, LLC, a Texas limited liability company (“SN Cotulla”), SN OPERATING, LLC, a Texas limited liability company (“SN Operating”), SN TMS, LLC, a Delaware limited liability company (“SN TMS”), and SN CATARINA, LLC, a Delaware limited liability company (“SN Catarina; together with SEP, SN Marquis, SN Cotulla, SN Operating and SN TMS collectively, the “Guarantors” and each, a “Guarantor”), the Required Lenders party hereto, and ROYAL BANK OF CANADA, as Administrative Agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

RECITALS

A.            The Borrower, the Guarantors, the Lenders, the Issuing Bank and the Administrative Agent previously entered into that certain Second Amended and Restated Credit Agreement dated as of June 30, 2014 (as amended, restated, supplemented or modified from time to time, the “Credit Agreement”) and certain other Loan Documents (as defined in the Credit Agreement) in connection therewith.

B.            The Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement as set forth herein to permit the issuance of additional Senior Unsecured Notes.  The Administrative Agent and the Required Lenders are willing to amend the Credit Agreement on the terms and conditions contained in this First Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth in this First Amendment and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the parties hereto, the Borrower, the Guarantors, the Required Lenders, the Issuing Bank and the Administrative Agent agree as follows:

1.             Defined Terms.  Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Credit Agreement.

2.             Specific Amendments to Credit Agreement.  The Credit Agreement is hereby amended as follows:

(i)            The following defined terms are hereby added to Section 1.02 of the Credit Agreement in the proper alphabetical order:

1

“First Amendment means that certain First Amendment to Second Amended and Restated Credit Agreement dated the First Amendment Effective Date among the Borrower, the Guarantors, the Required Lenders, the Issuing Bank and the Administrative Agent.”

“First Amendment Effective Date means September 9, 2014.”

(ii)           The defined term “Agreement” in Section 1.02 of the Credit Agreement is hereby deleted and the following is substituted therefor:

“Agreement means this Second Amended and Restated Credit Agreement, as amended by the First Amendment, and as the same may from time to time be amended, modified, supplemented or restated.”

(iii)          The defined term “Senior Unsecured Notes Maximum Issuance Amount” in Section 1.02 of the Credit Agreement is hereby deleted and the following is substituted therefor:

“Senior Unsecured Notes Maximum Issuance Amount” means (i) at any time prior to the Borrower’s furnishing to the Administrative Agent and each Lender pursuant to Section 8.01(b) the quarterly financial statements for the fiscal quarter ending September 30, 2014, the maximum amount of Senior Unsecured Notes that at the time of issuance could be issued such that, after giving effect to such issuance, the aggregate principal amount of Senior Unsecured Notes outstanding is not greater than $1,800,000,000, and (ii) at any time after the Borrower’s furnishing to the Administrative Agent and each Lender pursuant to Section 8.01(b) the quarterly financial statements for the fiscal quarter ending September 30, 2014, the maximum amount of Senior Unsecured Notes that at the time of issuance could be issued such that, after giving pro forma effect to such issuance, the Borrower would be in compliance with Section 9.01.

3.             Borrower’s Ratification.  The Borrower hereby ratifies all of its Obligations under the Credit Agreement and each of the Loan Documents to which it is a party, and agrees and acknowledges that the Credit Agreement and each of the Loan Documents to which it is a party are and shall continue to be in full force and effect. Nothing in this First Amendment extinguishes, novates or releases any right, claim, Lien, security interest or entitlement of any of the Lenders, the Issuing Bank or the Administrative Agent created by or contained in any of such documents nor is Borrower released from any covenant, warranty or obligation created by or contained herein or therein.

4.             Guarantors’ Ratification.  Each Guarantor by its execution in the space provided below under “ACKNOWLEDGED for purposes of Section 4” hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of the Obligations, and its execution and delivery of this First Amendment does not indicate or establish an approval or consent requirement by any Guarantor under the Guaranty in connection with the execution and delivery of amendments to the Credit Agreement, the Notes or any of the

2

other Loan Documents (other than the Guaranty or any other Loan Document to which a Guarantor is a party).

5.             Conditions to Effectiveness of First Amendment.  This First Amendment shall be effective upon the satisfaction, in the Administrative Agent’s sole discretion, of the following conditions precedent:

(i)                                     The Administrative Agent shall have executed, and shall have received from the Borrower and the Required Lenders duly executed signature pages to, this First Amendment, and shall have received a duly executed acknowledgement of Section 4 of this First Amendment from each Guarantor; and

(ii)                                  the Administrative Agent shall have received such other documents as the Administrative Agent or its counsel may reasonably request.

6.             No Implied Amendment, Waiver or Consent. This First Amendment shall not constitute an amendment or waiver of any provision not expressly referred to herein and shall not be construed as a consent to any action on the part of the Borrower that would require a waiver or consent of the Lenders or Required Lenders, as applicable, or an amendment or modification to any term of the Loan Documents except as expressly stated herein.

7.             Miscellaneous.  This First Amendment is a Loan Document.  Except as affected by this First Amendment, the Loan Documents are unchanged and continue in full force and effect.  However, in the event of any inconsistency between the terms of the Credit Agreement, as amended by this First Amendment, and any other Loan Document, the terms of the Credit Agreement will control and the other document will be deemed to be amended to conform to the terms of the Credit Agreement.  All references to the Credit Agreement will refer to the Credit Agreement as amended by this First Amendment and any other amendments properly executed among the parties.  Borrower agrees that all Loan Documents to which it is a party (whether as an original signatory or by assumption of the Obligations) remain in full force and effect and continue to evidence its legal, valid and binding obligations enforceable in accordance with their terms (as the same are affected by this First Amendment or are amended in connection with this First Amendment).  AS A MATERIAL INDUCEMENT TO THE ADMINISTRATIVE AGENT AND LENDERS PARTY HERETO TO ENTER INTO THIS FIRST AMENDMENT, BORROWER RELEASES THE ADMINISTRATIVE AGENT, THE ISSUING BANK, THE LENDERS AND THEIR RESPECTIVE PREDECESSORS, SUCCESSORS, ASSIGNS, DIRECTORS, OFFICERS, EMPLOYEES, TRUSTEES, AGENTS AND ATTORNEYS FROM ANY LIABILITY FOR ACTIONS OR FAILURES TO ACT IN CONNECTION WITH THE LOAN DOCUMENTS PRIOR TO THE FIRST AMENDMENT EFFECTIVE DATE.  NO COURSE OF DEALING BETWEEN BORROWER OR ANY OTHER PERSON, ON THE ONE HAND, AND THE ADMINISTRATIVE AGENT, ISSUING BANK AND THE LENDERS, ON THE OTHER, WILL BE DEEMED TO HAVE ALTERED OR AMENDED THE CREDIT AGREEMENT OR AFFECTED BORROWER’S, THE ADMINISTRATIVE AGENT’S, THE ISSUING BANK’S OR THE LENDERS’ RIGHT TO ENFORCE THE

3

CREDIT AGREEMENT AS WRITTEN.  This First Amendment will be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.

8.             Form.  Each agreement, document, instrument or other writing to be furnished to the Administrative Agent and/or the Lenders under any provision of this instrument must be in form and substance satisfactory to the Administrative Agent and its counsel.

9.             Headings. The headings and captions used in this First Amendment are for convenience only and will not be deemed to limit, amplify or modify the terms of this First Amendment, the Credit Agreement, or the other Loan Documents.

10.          Interpretation. Wherever possible each provision of this First Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this First Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this First Amendment.

11.          Multiple Counterparts.  This First Amendment may be separately executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same agreement.  This First Amendment may be transmitted and/or signed by facsimile, telecopy or electronic mail.  The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually-signed originals and shall be binding on all Loan Parties, all Lenders, the Administrative Agent and the Issuing Bank.  The Administrative Agent may also require that any such documents and signatures be confirmed by a manually-signed original thereof; provided, however, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

12.          Governing Law.  THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CHOICE-OF-LAW PROVISIONS THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION.

[Signature Pages Follow]

4

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

BORROWER:

SANCHEZ ENERGY CORPORATION,
a Delaware corporation

By:	/s/ Michael G. Long
Michael G. Long
Executive Vice President – Chief Financial Officer

ACKNOWLEDGED for the purposes stated in Section 4:

GUARANTORS:

SEP HOLDINGS III, LLC,
a Delaware limited liability company

SN MARQUIS LLC,
a Delaware limited liability company

SN COTULLA ASSETS, LLC,
a Texas limited liability company

SN OPERATING, LLC,
a Texas limited liability company

SN TMS, LLC,
a Delaware limited liability company

SN CATARINA, LLC,
a Delaware limited liability company

By:	/s/ Michael G. Long
Michael G. Long
Executive Vice President – Chief Financial Officer

ADMINISTRATIVE AGENT:

ROYAL BANK OF CANADA, as Administrative Agent

By:	/s/ Yvonne Brazier
Name:	Yvonne Brazier
Title:	Manager

LENDERS:

ISSUING BANK AND LENDER:

ROYAL BANK OF CANADA

By:	/s/ Evans Swann Jr.
Name:	Evans Swann, Jr.
Title:	Authorized Signatory

CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Michael Higgins
Name:	Michael Higgins
Title:	Director

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Authorized Signatory

By:	/s/ Whitney Gaston
Name:	Whitney Gaston
Title:	Authorized Signatory

COMPASS BANK

By:	/s/ Ian Payne
Name:	Ian Payne
Title:	Vice President

SUNTRUST BANK

By:	/s/ Chulley Bogle
Name:	Chulley Bogle
Title:	Vice President

ING CAPITAL LLC

By:	/s/ Josh Strong
Name:	Josh Strong
Title:	Director

By:	/s/ Charles Hall
Name:	Charles Hall
Title:	Managing Director

BRANCH BANKING AND TRUST COMPANY

By:	/s/ Ryan K. Michael
Name:	Ryan K. Michael
Title:	Senior Vice President

IBERIABANK

By:	/s W. Bryan Chapman
Name:	W. Bryan Chapman
Title:	Executive Vice President

MUFG UNION BANK, N.A., f/k/a Union Bank, N.A.

By:	/s/ Haylee Dallas
Name:	Haylee Dallas
Title:	Vice President

SOCIÉTÉ GENÉRALÉ

By:	/s/ David Bornstein
Name:	David Bornstein
Title:	Director

BMO HARRIS BANK, N.A.

By:	/s/ Jim Ducote
Name:	Jim Ducote
Title:	Managing Director

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ Mark Roche
Name:	Mark Roche
Title:	Managing Director

By:	/s/ Michael Willis
Name:	Michael Willis
Title:	Managing Director

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ Katsuyuki Kubo
Name:	Katsuyuki Kubo
Title:	Managing Director

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Benjamin J. Leonard
Name:	Benjamin J. Leonard
Title:	Vice President

COMERICA BANK

By:	/s/ Jeffery Treadway
Name:	Jeffery Treadway
Title:	Senior Vice President

FIFTH THIRD BANK

By:	/s/ Byron L. Cooley
Name:	Byron L. Cooley
Title:	Executive Director